                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 1, 1999

Morgan Stanley Capital I Inc. (as depositor under a Pooling and Servicing Agreement to be dated as of February 1, 1999 providing for, inter alia, the issuance of Commercial Mortgage Pass-Through Certificates, Series 1999-WF1)


                          Morgan Stanley Capital I Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                     333-62911                 13-3291626
(STATE OR OTHER JURISDICTION          (COMMISSION)            (I.R.S. EMPLOYER
       OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

                     1585 Broadway, New York, New York 10036
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 296-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                         Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits

                                                                      Sequential
                                                                      Numbered
Exhibit                                                               Exhibit
Number                                                                Page
-------                                                               ----------
99.1              Computational Materials prepared by Morgan
                  Stanley & Co. Incorporated in connection
                  with Registrant's Commercial Mortgage
                  Pass-Through Certificates, Series 1999-WF1

                         SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             MORGAN STANLEY CAPITAL I INC.



                                             By:   /S/      Russell A. Rahbany
                                                   Name:    Russell A. Rahbany
                                                   Title:   Vice President


Dated:  February 4, 1999